                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statement No. 333-10071 of Mossimo, Inc. on Form S-8 of our report, dated February 21, 1997, appearing in the Annual Report on Form 10-K of Mossimo, Inc. for the year ended December 31, 1997.

                                          Deloitte & Touche LLP

Costa Mesa, California
April 13, 1998